UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (786) 889-5375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 14, 2024, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company"), held its 2024 Annual and Special Meeting of Shareholders (the "Annual Meeting"). The final voting results for the proposals submitted to a vote of the Company's shareholders at the Annual Meeting are as follows:

Proposal 1: Election of four directors to the Board of Directors of the Company (the "Board") to hold office until the Company's 2025 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

				Broker
Director	For	Against	Abstentions	Non-Votes
Clifford Starke	4,969,741	97,612	18,969	2,778,760
Kevin Taylor	4,931,118	129,648	25,556	2,778,760
Edward Woo	4,881,581	179,654	25,087	2,778,760
Brendan Cahill	5,001,476	57,680	27,166	2,778,760

Proposal 2: Reappointment of Davidson & Company LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2024 and authorization of the Board to fix their renumeration.

For	Against	Abstentions
7,499,363	323,623	42,096

Proposal 3: Approval of an amendment to the Company's 2022 Incentive Compensation Plan to increase the number of shares issuable thereunder from 950,000 to 2,500,000 shares.

			Broker
For	Against	Abstentions	Non-Votes
4,776,425	285,446	24,451	2,778,760

Proposal 4: Approval of the grant of stock appreciation rights of the Company to the Company's Chief Executive Officer and Chief Financial Officer.

			Broker
For	Against	Abstentions	Non-Votes
4,802,189	253,288	30,845	2,778,760

Proposal 5: Approval of the issuance of 635,363 shares in accordance with Nasdaq Listing Rule 5635(a) to acquire the minority interest of TruHC Pharma GmbH.

			Broker
For	Against	Abstentions	Non-Votes
4,249,883	184,837	26,704	2,778,760

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLORA GROWTH CORP.

Dated: August 14, 2024	By:	/s/ Clifford Starke
Name: Clifford Starke Title: Chief Executive Officer

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